                                                                    Exhibit 99.2

                                INSO CORPORATION

     UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AND STATEMENTS OF
                                   OPERATIONS



BACKGROUND INFORMATION

On December 4, 1998, Inso Corporation, a Delaware corporation (the "Company" or "Inso"), through a subsidiary acquired 94.6% of the outstanding capital stock of privately held Sherpa Systems Corporation, a California corporation ("Sherpa"). Sherpa is a provider of product data management solutions that manage mission-critical information through the product lifecycle process of design, testing, manufacturing, and delivery. The acquisition was followed by a merger of the aforementioned subsidiary of the Company into Sherpa. As a result of the merger, the Company became the owner of 100% of the stock of Sherpa in December 1998.

The total consideration paid for the Sherpa acquisition was $36,000,000, consisting of $28,700,000 of cash ($1,800,000 of which was paid in January 1999) and warrants to purchase 1,456,458 shares of the Company's common stock. The warrants at the time of the acquisition were valued at $5.00 per warrant, or $7,282,000 ("Original warrants"). The warrants, which are fully exercisable, have a 24-month term and entitled the holder to purchase shares of the Company's common stock at an exercise price of $23.50 per share.

On February 1, 1999, the Company announced that it would restate its financial results for the quarters ended March 31, June 30, and September 30, 1998, due to discovered errors and irregularities which ultimately affected the timing and dollar amounts of previously reported revenues. Subsequent to the announcement of its intention to restate results, the Company initiated discussions with the warrant holders to reprice the warrants or exchange the warrants for cash with the objective of meeting the intention under the original agreement. As a result, the Company has included $7,282,000 within acquisition related liabilities on the Unaudited Pro Forma Combined Condensed Balance Sheet.

On June 22, 1999, the Company entered into an agreement with the holders of the warrants that provided, among other things, a) for the cancellation of all of the Original Warrants held by such holders, b) the issuance to such holders of new warrants to purchase their proportionate share of 1,000,000 shares of the Company's Common Stock with a 36-month term and an exercise price of $10.00 per share and c) the payment to such holders of their proportionate share of $3,000,000 in cash. No adjustment has been reflected in the Unaudited Pro Forma Combined Condensed Balance Sheet for this agreement. As a result of the agreement, the Company expects to reduce the purchase price by approximately $2,100,000.

                                INSO CORPORATION

     UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AND STATEMENTS OF
                                   OPERATIONS



The Company's acquisition of Sherpa was accounted for as a purchase and has been included in the Company's consolidated financial statements since the date of acquisition. The acquisition also included certain technology under research and development, which was written-off with a one-time charge of $12,000,000 to the Company's consolidated 1998 fourth quarter earnings.

The foregoing description of the acquisition does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement and Agreement and Plan of Merger, a copy of which was previously filed and is hereby incorporated by reference in its entirety.

BASIS OF ACCOMPANYING UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

The Unaudited Pro Forma Condensed Combined Balance Sheet assumes that the acquisition occurred on September 30, 1998. The Unaudited Pro Forma Condensed Combined Statements of Operations combines the historical results of operations of the Company and Sherpa for the year ended December 31, 1997 and the nine months ended September 30, 1998 assuming the acquisition occurred on January 1, 1997. The historical results for the nine months ended September 30, 1998 are derived from the Company's unaudited condensed consolidated financial statements included in its Form 10-Q/A and the operating results for the year ended December 31, 1997 are derived from the Company's Annual Report on Form 10-K. The unaudited pro forma condensed combined financial statements do not reflect cost savings and synergies that might be achieved from the acquisition.

The Unaudited Pro Forma Condensed Combined Balance Sheet includes the effect of the write-off of certain technology under research and development of $12,000,000. However, the Unaudited Pro Forma Condensed Combined Statements of Operations do not consider the write-off of this technology, or other non-recurring charges that may result from the transaction, and the integration of Sherpa into the Company.

The Unaudited Pro Forma Condensed Combined Balance Sheet includes direct transaction costs associated with the acquisition. These direct costs consist of legal and accounting services and appraisal fees. Additionally, the Unaudited Pro Forma Condensed Combined Balance Sheet includes estimated costs relating to exiting excess and duplicate activities as a result of the acquisition. The actual allocation of the final purchase price may be different from that reflected in the Unaudited Pro Forma Condensed Combined Financial Statements. There can be no assurance that the Company will not incur additional charges in subsequent quarters to reflect costs associated with the acquisition or that management will be successful in its efforts to integrate the operations of the two companies.

                                INSO CORPORATION

     UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AND STATEMENTS OF
                                   OPERATIONS



Management believes that the assumptions used in preparing these Unaudited Pro Forma Condensed Combined Financial Statements provide a reasonable basis for presenting all of the significant effects of the acquisition. These Unaudited Pro Forma Condensed Combined Financial Statements do not purport to be indicative of the results which actually would have been obtained if the acquisition had been effected on the date indicated or of those results which may be achieved in the future. The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with the consolidated financial statements included in the Inso Corporation Annual Report on Form 10-K for the year ended December 31, 1998.

                                INSO CORPORATION

     UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AND STATEMENTS OF
                                   OPERATIONS



PRO FORMA ADJUSTMENTS

A summary of the Pro Forma Adjustments is set forth as follows:

(a)  To record operating cash used for the acquisition.

(b)  To adjust net assets acquired to estimated fair value.

(c) To record the write-off of certain purchased technology under research and development.

(d)  To eliminate Sherpa's stockholders' equity.

(e) To record amounts due to stockholders of Sherpa and consideration to be paid for employment and noncompetition agreements.

(f) To record direct costs of the acquisition, including legal and accounting services and appraisal fees, and to record estimated costs of exiting excess and duplicate activities relating to the acquisition.

(g) To record estimated value at the time of the acquisition of warrants to purchase 1,456,458 shares of the Company's common stock.

(h)  To record the excess purchase price over net assets acquired.

(i) To record deferred tax assets and liabilities resulting from the acquisition.

(j)  To record product development amortization expense.

(k)  To record amortization expense associated with intangible assets acquired.

(l)  To record the tax benefit of related amortization expense.

(m) To record the benefit of Sherpa net operating losses. The Unaudited Pro Forma Condensed Combined Statements of Operations assumes that the acquisition occurred on January 1, 1997. However, due to certain provisions of the Internal Revenue Code concerning changes in ownership, the actual use of net operating losses generated prior to the date of acquisition may be limited.

                                                                    EXHIBIT 99.2


                                          INSO CORPORATION
                        UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                       (AMOUNTS IN THOUSANDS)

                                                                                SHERPA SYSTEMS
                                                                 INSO            CORPORATION
                                                              HISTORICAL          HISTORICAL       PRO FORMA      PRO FORMA
                                                          SEPTEMBER 30, 1998  SEPTEMBER 30, 1998  ADJUSTMENTS      COMBINED
                                                          ------------------  ------------------  -----------      --------

ASSETS

Current assets:
  Cash, cash equivalents and marketable securities                  $ 88,397             $   772     $(26,876) a   $ 62,293

  Accounts receivable, net                                            24,444              14,105                     38,549
  Prepaid expenses and other current assets                            3,238               1,811        2,218  b      7,267
                                                                    --------             -------      -------      --------
    Total current assets                                             116,079              16,688      (24,658)      108,109

Property and equipment, net                                            6,699               2,310                      9,009
Product development costs, net                                        13,140                   0        7,875  b     21,015
Intangible assets, net                                                 4,108                   0        8,597  b
                                                                                                       16,078  h     28,783
Other assets, net                                                      6,295               1,449                      7,744
Deferred income tax benefit, net                                       2,528                   0                      2,528

                                                                    --------             -------      -------      --------
TOTAL ASSETS                                                        $148,849             $20,447      $ 7,892      $177,188
                                                                    ========             =======      =======      ========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued liabilities, salaries,               $ 10,634             $ 6,650                   $ 17,284
  commissions, and bonuses and royalties payable
  Acquisition related liabilities                                          0                   0        1,841  e
                                                                                                        5,800  f
                                                                                                        7,282  g
                                                                                                        1,597  e     16,520
  Unearned revenue                                                     5,285               7,736                     13,021
  Capital leases, current portion                                          0               1,014                      1,014
  Bank loan payable                                                        0               3,500                      3,500
  Deferred income taxes                                                3,703                   0       (1,325) i      2,378
                                                                    --------             -------      -------      --------
    Total current liabilities                                         19,622              18,900       15,195        53,717

Capital leases, non-current portion                                        0                 694                        694
Deferred income tax, non-current portion                                   0                   0        5,550  i      5,550

Total stockholders' equity                                           129,227                 853         (853) d    117,227
                                                                                                      (12,000) c
                                                                    --------             -------      -------      --------
                                                                     129,227                 853      (12,853)      117,227

                                                                    --------             -------      -------      --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $148,849             $20,447      $ 7,892      $177,188
                                                                    ========             =======      =======      ========



                                                INSO CORPORATION
                        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                (AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                             SHERPA
                                                                            SYSTEMS
                                                         INSO             CORPORATION
                                                      HISTORICAL           HISTORICAL
                                                     FOR THE NINE         FOR THE NINE
                                                     MONTHS ENDED         MONTHS ENDED       PRO FORMA     PRO FORMA
                                                  SEPTEMBER 30, 1998   SEPTEMBER 30, 1998   ADJUSTMENTS     COMBINED
                                                  ------------------   ------------------   -----------     --------

Total revenues                                               $45,462              $24,533                    $69,995
Cost of revenues                                               7,441                9,071       $ 1,050  j    17,562
                                                             -------              -------       -------      -------
  Gross profit                                                38,021               15,462        (1,050)      52,433

Operating expenses:
  Sales and marketing                                         16,269                9,207           578  k    26,054
  Product development                                         14,899                5,736           594  k    21,229
  General and administrative                                  12,602                4,280         1,175  k    18,057
  Purchased in-process research and development                8,100                    0                      8,100
                                                             -------              -------       -------      -------
Total operating expenses                                      51,870               19,223         2,347       73,440

                                                             -------              -------       -------      -------
Operating loss                                               (13,849)              (3,761)       (3,397)     (21,007)

Non-operating income:
Net investment income (expense)                                3,480                 (560)                     2,920
Gain on sale of linguistic software net assets                12,012                    0                     12,012

                                                             -------              -------       -------      -------
Income (loss) before provision for income taxes                1,643               (4,321)       (3,397)      (6,075)

(Benefit) provision for income taxes                            (837)                 341        (1,253) l    (1,749)

                                                             -------              -------       -------      -------
Net (loss) income                                            $ 2,480              $(4,662)      $(2,144)     $(4,326)
                                                             =======              =======       =======      =======

Basic earnings (loss) per share                              $  0.17                                         $( 0.29)
                                                             =======                                         =======

Diluted earnings (loss) per share                            $  0.16                                         $( 0.29)
                                                             =======                                         =======

Weighted average shares outstanding
  Basic                                                       14,942                                          14,942
  Diluted                                                     15,425                                          14,942

                                                       INSO CORPORATION
                                UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                       (AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                                               SHERPA SYSTEMS
                                                             INSO                CORPORATION
                                                          HISTORICAL             HISTORICAL
                                                            FOR THE                FOR THE
                                                          YEAR ENDED             YEAR ENDED         PRO FORMA       PRO FORMA
                                                       DECEMBER 31, 1997     DECEMBER 31, 1997     ADJUSTMENTS       COMBINED
                                                       -----------------     -----------------     -----------       --------

Total revenues                                                   $81,869               $35,423                       $117,292
Cost of revenues                                                   9,811                12,826         $ 1,400  j      24,037
                                                                 -------               -------         -------       --------
  Gross profit                                                    72,058                22,597          (1,400)        93,255

Operating expenses:
  Sales and marketing                                             23,548                12,888             770  k      37,206
  Product development                                             22,660                 7,510             792  k      30,962
  General and administrative                                      15,774                 6,141           1,567  k      23,482
  Restructuring expenses                                           5,848                     0                          5,848
  Purchased in-process research and development                    6,100                     0                          6,100
                                                                 -------               -------         -------       --------
Total operating expenses                                          73,930                26,539           3,129        103,598

                                                                 -------               -------         -------       --------
Operating loss                                                    (1,872)               (3,942)         (4,529)       (10,343)

Net investment income (expense)                                    4,376                  (510)                         3,866

                                                                 -------               -------         -------       --------
Income (loss) before provision for income taxes                    2,504                (4,452)         (4,529)        (6,477)

(Benefit) provision for income taxes                               2,944                   203          (1,016) l         913
                                                                                                        (1,218) m

                                                                 -------               -------         -------       --------
Net loss                                                         $(  440)              $(4,655)        $(2,295)      $( 7,390)
                                                                 =======               =======         =======       ========

Basic loss per share                                             $( 0.03)                                            $(  0.51)
                                                                 =======                                             ========

Diluted loss per share                                           $( 0.03)                                            $(  0.51)
                                                                 =======                                             ========

Weighted average shares outstanding
  Basic                                                           14,362                                               14,362
  Diluted                                                         14,362                                               14,362